Exhibit 99.1

OLIVER PRESS PARTNERS, LLC

OLIVER PRESS PARTNERS, LLC
152 WEST 57TH STREET
46 FLOOR
NEW YORK, NEW YORK 10019
Telephone:	(212) 277-5655
Facsimile:	(347) 328-1825

November 18, 2009

Bret DiMarco
Coherent, Inc.
EVP, Secretary, and General Counsel
5100 Patrick Henry Drive

Santa Clara, CA 95054

Dear Bret,

I hereby resign as a Director of Coherent, Inc. effective today.

Yours sincerely,

/s/ Clifford Press
Clifford Press
Managing Member